                                                                 Exhibit 10.21


UNION
     BANK OF                   SECURITY AGREEMENT
CALIFORNIA

This Agreement executed at SANTA ANA, CA, on FEBRUARY 6, 1998
                          ---------------   ---------------------------------
by       TROY GROUP, INC.                           (herein called "Debtor"),
  --------------------------------------------------
          OWNER(S) OF COLLATERAL
As security for the payment and performance of all of Debtor's obligations to UNION BANK OF CALIFORNIA, N.A., (herein called "Bank"), irrespective of the manner in which or the time at which such obligations arose or shall arise, and whether direct or indirect, alone or with others, absolute or contingent, Debtor does hereby grant a continuing security interest to Bank in all personal property (herein called "Collateral"), whether now or hereafter owned or in existence described as

A.   MOTOR VEHICLES:
--------------------------------------------------------------------------------

YEAR      TRADE NAME     BODY TYPE      SERIAL NUMBER       NEW OR USED    NUMBER OF CYLINDERS
----------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------




B.   OTHER:
--------------------------------------------------------------------------------
ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGlBLES, INVENTORY, EQUIPMENT, FURNITURE, AND FIXTURES, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, ALL GUARANTEES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S PRESENT AND FUTURE BOOKS AND RECORDS RELATING THERETO (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION.

--------------------------------------------------------------------------------



The Collateral described above will be maintained at 2331 SOUTH PULLMAN, SANTA ANA, CA; THREE BRYAN DR., WHEELING, WEST VIRGINIA AND 13 BRYAN DR., WHEELING, WEST VIRGINIA *
-----------------------------------------------------------------------------
*and any other location(s)

C. ALL PERSONAL PROPERTY OF ANY KIND WHICH IS DELIVERED TO OR IN THE POSSESSION OR CONTROL OF BANK OR ITS AGENTS;

D. PROCEEDS OF ANY OF THE ABOVE-DESCRIBED PROPERTY. The grant of a security interest in proceeds does not imply the right of Debtor to sell or dispose of any Collateral described herein without the express consent in writing by Bank. The maximum amount of indebtedness to be secured at any one time is unlimited unless an amount is inserted N/A
               ($    N/A                      ).           MAXIMUM AMOUNT
(To be completed only if an accommodation)  N/A
                                               OWNER(S) OF COLLATERAL

is executing this Agreement as an Accommodation Debtor only and his liability is limited to the security interest created in Collateral described herein. The
Debtor being accommodated is   N/A

All terms and conditions on the reverse side hereof are incorporated herein as though set forth in full.


TROY GROUP, INC.

By:/s/ Patrick J. Dirk    CEO
   --------------------------------           ----------------------------------
                          TITLE

By:
   --------------------------------           ----------------------------------
                          TITLE

-----------------------------------           ----------------------------------

-----------------------------------           ----------------------------------

-----------------------------------           ----------------------------------

-----------------------------------           ----------------------------------

                                      AGREEMENT


1. The term credit is used throughout this Agreement in its broadest and most comprehensive sense. Credit may be granted at the request of any one Debtor without further authorization or notice to any other Debtor, including an Accommodation Debtor. Collateral shall be security for all obligations of Debtor to Bank in accordance with the terms and conditions herein.

2. Debtor will: (a) execute such Financing Statement and other documents and do such other acts and things, all as Bank may from time to time require, to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Bank; (b) pay promptly when due all indebtedness to Bank;
(c) furnish Bank such information concerning Debtor and Collateral as Bank may from time to time request, including but not limited to current financial statements; (d) keep Collateral separate and identifiable and at the location described herein and permit Bank and its representatives to inspect Collateral and/or records pertaining thereto from time to time during normal business hours; (e) not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than the Bank unless Bank consents thereto in writing and at Debtor's expense upon Bank's request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (f) pay all charges against Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Debtor's failure to do so Bank may pay any such charge as it deems necessary and add the amount paid to the indebtedness of Debtor hereunder; (g) reimburse Bank for any expenses including but not limited to reasonable attorneys' fees and legal expenses incurred by Bank in seeking to protect, collect or enforce any rights in Collateral; (h) when required, provide insurance in form and amounts and with companies acceptable to Bank and when required assign the policies or the rights thereunder to Bank; (i) maintain Collateral in good condition and not use Collateral for any unlawful purpose;
(j) at its own expense, upon request of Bank, notify any parties obligated to Debtor on any Collateral to make payment to Bank and Debtor hereby irrevocably grants Bank power of attorney to make said notifications and collections; (k) and does hereby authorize Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value or Bank's security interest therein, including transferring any Collateral into its own name and receiving the income thereon as additional security hereunder. Bank may not exercise any right under any corporate security which might constitute the exercise of control by Bank so as to make any such corporation an affiliate of Bank within the meaning of the banking laws until after default.

3.  The term default shall mean the occurrence of any of the following events:
(a) non-payment of any indebtedness when due or non-performance of any obligation when due, whether required hereunder or otherwise; (b) deterioration or impairment of the value of Collateral; (c) non-performance by Debtor under this Agreement, default by Debtor of any other agreements with Bank dealing with the extension of credit or with debt owing Bank or any misrepresentation of Debtor or its representative to Bank whether or not contained herein; (d) a change in the composition of any Debtor which is a business entity; or (e) belief by Bank in good faith that there exists, or the actual existence of, any deterioration or impairment in the ability of Debtor to meet its obligations to Bank.

4. Whenever a default exists, Bank, at its option may: (a) without notice accelerate the maturity of any part or all of the secured obligations and terminate any agreement for the granting of further credit to Debtor; (b) sell, lease or otherwise dispose of Collateral at public or private sale; unless Collateral is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Bank will give Debtor at least five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made;
(c) transfer any Collateral into its own name or that of its nominee; (d) retain Collateral in satisfaction of obligations secured hereby, with notice of such retention sent to Debtor as required by law; (e) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, chooses in action or the like to make payment to Bank and enforce collection of any Collateral herein; (f) require Debtor to assemble and deliver any Collateral to Bank at a reasonable convenient place designated by Bank; (g) apply all sums received or collected from or on account of Collateral including the proceeds of any sales thereof to the payment of the costs and expenses incurred in preserving and enforcing rights of Bank including but not limited to reasonable attorneys' fees, and indebtedness secured hereby in such order and manner as Bank in its sole discretion determines; Bank shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Bank and has furnished proof to Bank as requested in the manner provided by law; in like manner, Debtor, unless an Accommodation Debtor only, agrees to pay to Bank without demand any deficiency after any Collateral has been disposed of and proceeds applied as aforesaid; and (h) exercise its banker's lien or right of setoff in the same manner as though the credit were unsecured, Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of California in any jurisdiction where enforcement is sought, whether in California or elsewhere, All rights, powers and remedies of Bank hereunder shall be cumulative and not alternative, No delay on the part of Bank in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Bank of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

5. Debtor waives: (a) all right to require Bank to proceed against any other person including any other Debtor hereunder or to apply any Collateral Bank may hold at any time or to pursue any other remedy; Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Debtor hereunder; (b) the defense of the Statute of Limitations in any action upon any obligations of Debtor secured hereby; (c) if he is an Accommodation Debtor, all rights under Uniform Commercial Code Section 9112; and (d) any right of subrogation and any right to participate in Collateral until all obligations hereby secured have been paid in full.

6. Debtor warrants: (a) that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto; (b) all information, including but not limited to financial statements furnished by Debtor to Bank heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) if Debtor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

7. The right of Bank to have recourse against Collateral shall not be affected in any way by the fact that the credit is secured by a mortgage, deed of trust or other lien upon real property.

8. Debtor may terminate this Agreement at any time upon written notice to Bank of such termination; provided however, that such termination shall not affect his obligations then outstanding, any extensions or renewals thereof, nor the security interest granted herein which shall continue until such outstanding obligations are satisfied in full. Such termination shall not affect the obligations of other Debtors if more than one executes this Agreement.

9. If more than one Debtor executes this Agreement, the obligations hereunder are joint and several, All words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require. Any married persons who sign this Agreement expressly agree that recourse may be had against his/her separate property for all of his/her obligations to Bank.

10. This Agreement shall inure to the benefit of and bind Bank, its successors and assigns and each of the undersigned, their respective heirs, executors, administrators and successors in interest, Upon transfer by Bank of any part of the obligations secured hereby, Bank shall be fully discharged from all liability with respect to Collateral transferred therewith.

11. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.